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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. (20549)

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2006

                                 ______________

                           ILINC COMMUNICATIONS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                                               76-0545043
(STATE OR OTHER JURISDICTION                                  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

                                    1-13725
                            (COMMISSION FILE NUMBER)


            2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA 85018
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2006, iLinc Communications, Inc. ("the Company") reported its fiscal 2006 third quarter results for the period ended December 31, 2005. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION
--------------------------------------

99.1              Press release dated February 9, 2006 issued
                  by iLinc Communications, Inc.                  Filed herewith.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         iLINC COMMUNICATIONS, INC.


                                         By: /s/ James M. Powers, Jr.
                                         ---------------------------------------
                                         President and Chief Executive Officer
Date:  February 9, 2006


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION OF EXHIBITS

     99.1         Copy of press release issued by iLinc Communications, Inc.
                  on February 9, 2006.